                                                                SUB-ITEM 77Q1(A)

                                 AMENDMENT NO. 7
                             TO AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST OF
                                AIM SECTOR FUNDS

          This Amendment No. 7 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Sector Funds (the "Trust") amends, effective April 30, 2010, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

          WHEREAS, the Trust desires to amend the Agreement to change the registrant name effective April 30, 2010, from AIM Sector Funds to AIM Sector Funds (Invesco Sector Funds); and

          WHEREAS, the Trust desires to amend the Agreement to change the following Funds' names effective April 30, 2010:

CURRENT NAME                      NEW NAME
------------                      --------
AIM Energy Fund                   Invesco Energy Fund
AIM Financial Services Fund       Invesco Financial Services Fund
AIM Gold & Precious Metals Fund   Invesco Gold & Precious Metals Fund
AIM Leisure Fund                  Invesco Leisure Fund
AIM Technology Fund               Invesco Technology Fund
AIM Utilities Fund                Invesco Utilities Fund;

          NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Any and all references to AIM Sector Funds are hereby changed to AIM Sector Funds (Invesco Sector Funds).

     2. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

     3. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     4. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of February 26, 2010.


                                  By: /s/ John M. Zerr
                                      ------------------------------------------
                                  Name: John M. Zerr
                                  Title: Senior Vice President

                                    EXHIBIT 1

                                   "SCHEDULE A
                     AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                     CLASSES OF EACH PORTFOLIO
---------                                     -------------------------
Invesco Energy Fund                           Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class K Shares
                                              Class Y Shares
                                              Institutional Class Shares
                                              Investor Class Shares

Invesco Financial Services Fund               Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class K Shares
                                              Class Y Shares
                                              Institutional Class Shares
                                              Investor Class Shares

Invesco Gold & Precious Metals Fund           Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class Y Shares
                                              Institutional Class Shares
                                              Investor Class Shares

Invesco Leisure Fund                          Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class Y Shares
                                              Institutional Class Shares
                                              Investor Class Shares

Invesco Mid-Cap Value Fund                    Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class Y Shares

Invesco Small-Mid Special Value Fund          Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class Y Shares

Invesco Special Value Fund                    Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class Y Shares

Invesco Technology Fund                       Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class Y Shares
                                              Institutional Class Shares
                                              Investor Class Shares

Invesco Technology Sector Fund                Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class Y Shares

Invesco U.S. Mid Cap Value Fund               Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class Y Shares

Invesco U.S. Small Cap Value Fund             Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class Y Shares

Invesco U.S. Small/Mid Cap Value Fund         Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class Y Shares

Invesco Utilities Fund                        Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class Y Shares
                                              Institutional Class Shares
                                              Investor Class Shares
Invesco Value Fund                            Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class Y Shares

Invesco Value II Fund                         Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class Y Shares

Invesco Van Kampen American Value Fund        Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class Y Shares
                                              Institutional Class Shares

Invesco Van Kampen Capital Growth Fund        Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class Y Shares
                                              Institutional Class Shares

Invesco Van Kampen Comstock Fund              Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class Y Shares
                                              Institutional Class Shares

Invesco Van Kampen Enterprise Fund            Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class Y Shares

Invesco Van Kampen Mid Cap Growth Fund        Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class Y Shares
                                              Institutional Class Shares

Invesco Van Kampen Small Cap Value Fund       Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class Y Shares

Invesco Van Kampen Technology Fund            Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class Y Shares

Invesco Van Kampen Utility Fund               Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class Y Shares

Invesco Van Kampen Value Opportunities Fund   Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class Y Shares"